UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2022

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 10, 2022, Kevin Smith, President & Chief Operating Officer of the Specialty Lines of the Registrant, notified the Registrant of his intention to separate from the Registrant, effective June 1, 2022.

ITEM 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2022, the Registrant entered into a General Release and Separation Agreement (the “Agreement”) with Kevin Smith. The Agreement provides for the following: a payment of $3,500,000 and certain additional benefits relating to health and welfare. As a result of Mr. Smith’s effective employment as of March 15, 2022 and in accordance with the Registrant’s eligibility requirements for annual and long term incentive compensation, Mr. Smith will receive an annual incentive bonus for the 2021 performance year in the amount of $1,600,000, payable on March 15, 2022 and full vesting of Mr. Smith’s 2019 Performance Share Plan grant in accordance with the terms of the award and the Registrant’s Incentive Compensation Plan and as previously publicly disclosed as part of Mr. Smith’s 2019 compensation.

Mr. Smith has agreed to certain provisions, including not to interfere, or try to interfere, with any business relationship between the Registrant and any other person or entity, including customers, agents, suppliers, vendors, contractors, employees, and business partners for a period of 12 months and a covenant to cooperate with the Registrant with regard to ongoing litigation and other matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: March 15, 2022	By	/s/ Susan A. Stone
(Signature)
Susan A. Stone Executive Vice President and General Counsel